UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07686

Western Asset Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2016

WESTERN ASSET

EMERGING MARKETS

INCOME FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries.

II	Western Asset Emerging Markets Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Income Fund Inc. for the twelve-month reporting period ended May 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On February 16, 2016, Western Asset Emerging Markets Income Fund Inc. (the “Fund”) announced approval by the Fund’s Board of Directors of a proposal to merge the Fund with and into Western Asset Emerging Markets Debt Fund Inc., subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the third quarter of 2016. If the proposed merger is approved by the stockholders of both Funds, stockholders of the Fund would receive common stock of Western Asset Emerging Markets Debt Fund Inc., based on each Fund’s respective net asset value per share.

Management and each Board of Directors believe it is in the best interests of stockholders to merge the Fund with and into Western Asset Emerging Markets Debt Fund Inc. in part because the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, stockholders of the Fund and Western Asset Emerging Markets Debt Fund Inc. would likely benefit from greater asset diversification and lower overall expenses, in addition to a more streamlined emerging market product offering allowing for more focused marketing and stockholder servicing efforts.

Western Asset Emerging Markets Debt Fund Inc. also announced approval by its Board of Directors of a change to its primary and secondary investment objectives, subject to stockholder approval. If approved by stockholders, Western Asset Emerging Markets Debt Fund Inc.’s primary investment objective would become high current income and its secondary investment objective would become capital appreciation. The current primary investment objective of Western Asset Emerging Markets Debt Fund Inc. is total return and high current income is a secondary investment objective. The approval of changes to Western Asset Emerging Markets Debt Fund Inc.’s investment objectives is not contingent upon the approval of the merger. Currently, the Fund and Western Asset Emerging Markets Debt Fund Inc. have different investment objectives. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

In connection with the proposal to merge the Fund with and into Western Asset Emerging Markets Debt Fund Inc., and the proposal to change the investment objectives of Western Asset Emerging Markets Debt Fund Inc., the Funds filed a combined proxy statement and

Western Asset Emerging Markets Income Fund Inc.	III

Letter from the chairman (cont’d)

prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement and prospectus because it contains important information. The proxy statement and prospectus and other documents filed by the Funds are available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, for free, by calling the Funds at 1-888-777-0102. This is neither an offer to purchase nor a solicitation of an offer to sell shares of the Funds.

Western Asset Emerging Markets Income Fund, Inc. and Western Asset Emerging Markets Debt Fund Inc., their directors and executive officers and investment adviser, members of their management and employees may be deemed to be participants in the solicitation of proxies from the Funds’ stockholders in connection with the proposed merger and change of investment objectives. Information concerning the interests of the participants in the solicitation will be set forth in the proxy statement and prospectus to be filed with the SEC and is or will be set forth in the stockholder reports of the Funds on Form N-CSR on file and/or to be filed with the SEC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2016

IV	Western Asset Emerging Markets Income Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the twelve months ended May 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, personal consumption expenditures (“PCE”), nonresidential fixed investment, state and local government spending, and residential fixed investment. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity. The U.S. Department of Commerce’s final reading for first quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. This further slowdown was attributed to a number of factors, including a deceleration in PCE, a larger decrease in nonresidential fixed investment and a downturn in federal government spending.

Job growth in the U.S. was generally solid and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By May 2016, unemployment was 4.7%, its lowest level since December 2007.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, and June 15, 2016 (after the reporting period ended), the Fed kept rates on hold.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Income Fund Inc.	V

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

VI	Western Asset Emerging Markets Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. We believe attractive risk-adjusted returns can be achieved in the emerging markets debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The portfolio, which invests in government and corporate issuers of emerging market countries, is actively managed. A risk-aware approach is employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. This approach assimilates the top-down global economic views with analysts’ fundamental and relative value views on opportunities available in emerging market countries. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. Individual securities that appear to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities are then selected. Independent fundamental analysis is used to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Gordon Brown, Chia-Liang (CL) Lian and Kevin Ritter.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite periods of heightened volatility, the emerging markets debt asset class rallied and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i gained 4.55% during the twelve months ended May 31, 2016.

The EMBI Global declined during six of the first eight months of the reporting period. This weakness was driven by a number of factors, including concerns over moderating growth in China, sharply falling commodity prices, uncertainty regarding Federal Reserve Board (“Fed”)ii monetary policy, the rising U.S. dollar and a number of geopolitical issues. Against this backdrop, investor demand for the asset class was often challenged. The asset class then

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

rallied sharply over the remainder of the reporting period. This turnaround was triggered by rising commodity prices, resilient economic data, and indications from the Fed that it would take a measured approach in terms of future interest rate hikes.

Looking at the returns of the three sub-sectors in the asset class, U.S. dollar-denominated sovereign debt, as represented by the EMBI Global, gained 4.55%. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)iii, returned 2.37% and local currency-denominated sovereign bonds, as measured by the JPMorgan GBI-EM Global Diversified Indexiv, declined 4.86% over the twelve months ended May 31, 2016.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the fiscal year.

We reduced the Fund’s out-of-benchmark exposure to emerging market corporate bonds. We also pared our cash position. In contrast, we increased the Fund’s allocations to local currencies, as well as emerging market sovereign and quasi-sovereign debt. From a country perspective, we increased the Fund’s exposures to Argentina, Brazil, Indonesia and Russia, while reducing its allocations to Mexico, Turkey, Venezuela and India. In terms of industry positioning, we added to the Fund’s exposure to financials, moving from an underweight exposure versus the EMBI Global to nearly a neutral position. While the Fund maintained overweights to Oil, Gas & Consumable Fuels and Metals & Mining, we pared its exposures in both industries.

The Fund utilized currency forwards and put options during the reporting period to manage its local currency exposure. The use of these instruments were negative for performance. U.S Treasury futures, which were used to manage the Fund’s durationv, also detracted from results.

Finally, the Fund continued to utilize leverage during the twelve months ended May 31, 2016. We ended the period with leverage as a percentage of gross assets, of approximately 19%, versus 14% at the beginning of the reporting period. The use of leverage detracted from the Fund’s results during the period.

Performance review

For the twelve months ended May 31, 2016, Western Asset Emerging Markets Income Fund Inc. returned 0.50% based on its net asset value (“NAV”)vi and 1.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 4.55% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagevii returned -1.78% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.84 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2016. Past performance is no guarantee of future results.

*	For the tax character of distributions paid during the fiscal year ended May 31, 2016, please refer to page 39 of this report.

2	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Performance Snapshot as of May 31, 2016
Price Per Share	12-Month Total Return**
$12.27 (NAV)	0.50	%†
$10.46 (Market Price)	1.13	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overweights to Venezuela and Russia. Venezuela provided an attractive yield and continued to demonstrate a willingness to meet its debt obligations. Russia rallied in 2015 following a large slump in 2014. Despite lower oil prices and sanctions levied by the West, Russia managed to keep inflation in check and remained resilient during the volatile reporting period.

The Fund’s underweight exposure to oil & gas in Mexico, along with its overweight position in real estate in China, were both additive to results. In terms of individual holdings, overweight positions in Venezuelan oil & gas company PDVSA and Mexican telecommunication company Axtel were beneficial for results. Given PDVSA’s strategic importance to Venezuela, there are strong incentives for the country to allow PDVSA to remain current on its external debt. PDVSA bonds had strong performance consistent with the outperformance of Venezuela sovereign bonds. In January 2016, Axtel announced its merger with Alestra, another Mexican telecommunication company. As a result of this merger, the company tendered all existing U.S. dollar-denominated bonds at the call price. The Fund profited from this transaction.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its positioning in a number of countries. In particular, an underweight to Ukraine and overweights to Colombia and Brazil were negative for results. Our underweight to Ukraine was negative for results as it was the best performing country in the EMBI Global during the past twelve months ended May 31, 2016. Ukrainian debt rallied from depressed levels after creditors agreed to a reduction of 20% on its debt. Overweights to Colombia and Brazil were not rewarded. Colombia was negatively impacted by sharply falling oil prices and Brazil had to combat both fiscal and political challenges.

In terms of corporate sectors/industries, overweights to Industrials and Metals & Mining were negative for performance. Elsewhere, exposures to a number of individual corporate issuers detracted from results, including Mexican infrastructure issuer Empresas ICA and Colombian oil and gas issuer Pacific E&P. Empresas ICA and Pacific E&P both entered into default in 2016.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2016

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political, regulatory and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality). High-yield bonds also known as “junk bonds,” are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2016 were: Sovereign Bonds (69.3%), Energy (22.0%), Financials (10.2%), Materials (10.1%) and Utilities (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iv

The JPMorgan GBI-EM Global Diversified Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2016 and May 31, 2015 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2016

Total Spread Duration
EMD	— 5.99 years
Benchmark	— 6.74 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — May 31, 2016

Total Effective Duration
EMD	— 6.26 years
Benchmark	— 6.92 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
IG Credit	— Investment Grade Credit

8	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Schedule of investments

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 69.3%
Argentina — 7.1%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	1,750,000		$1,757,875	(a)
Provincia de Buenos Aires, Senior Bonds	4.000%	5/15/35	638,584		431,044	(b)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,570,000		1,730,925	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,110,000		2,262,975	(a)
Republic of Argentina, Senior Bonds	7.000%	4/17/17	7,770,000		7,998,384
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,580,000		1,659,000	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	2,490,000		2,619,480	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	4,584,664		5,020,207
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,370,000		1,404,250	(a)
Total Argentina					24,884,140
Armenia — 0.4%
Republic of Armenia, Senior Notes	6.000%	9/30/20	1,330,000		1,311,845	(b)
Brazil — 1.9%
Federative Republic of Brazil, Notes	10.000%	1/1/25	13,500,000	BRL	3,191,852
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,000,000		1,012,500	(c)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	2,860,000		2,606,175	(c)
Total Brazil					6,810,527
Cameroon — 0.1%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	400,000		394,000	(a)
Chile — 0.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		402,582	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,887,375	(c)
Total Chile					2,289,957
Colombia — 4.0%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,850,000		1,836,125	(c)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	5,781,000		6,908,295	(c)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		801,800	(c)
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,076,000		4,622,184	(c)
Total Colombia					14,168,404
Costa Rica — 0.7%
Republic of Costa Rica, Notes	7.000%	4/4/44	2,560,000		2,352,000	(a)
Croatia — 0.9%
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,360,000		1,484,236	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,740,000		1,831,350	(b)
Total Croatia					3,315,586
Dominican Republic — 1.7%
Dominican Republic, Senior Notes	5.500%	1/27/25	3,610,000		3,610,000	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	9

Schedule of investments (cont’d)

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — continued
Dominican Republic, Senior Notes	6.850%	1/27/45	2,170,000		$2,164,575	(a)
Total Dominican Republic					5,774,575
Ecuador — 1.6%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	5,590,000		5,631,925	(a)
Egypt — 0.2%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	970,000		836,625	(a)
El Salvador — 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	840,000		728,700	(a)
Gabon — 0.4%
Gabonese Republic, Bonds	6.375%	12/12/24	830,000		697,200	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	980,000		830,550	(a)
Total Gabon					1,527,750
Georgia — 0.3%
Republic of Georgia, Bonds	6.875%	4/12/21	790,000		871,947	(b)
Ghana — 0.8%
Republic of Ghana, Bonds	8.125%	1/18/26	530,000		434,600	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	1,730,000		1,738,650	(a)
Republic of Ghana, Notes	7.875%	8/7/23	850,000		703,375	(b)
Total Ghana					2,876,625
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	730,000		723,613	(a)
Honduras — 0.4%
Republic of Honduras, Senior Notes	7.500%	3/15/24	1,410,000		1,526,325	(b)
Hungary — 1.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	4,076,000		4,612,646
Indonesia — 7.9%
Republic of Indonesia, Notes	3.750%	4/25/22	10,040,000		10,233,872	(b)(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		454,083	(b)
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	44,438,000,000	IDR	3,369,699
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,309,492	(b)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	205,000		219,908	(a)(c)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	1,595,000		1,573,710	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	2,399,000		2,717,206	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	7,140,000		7,299,329	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	600,000		613,389	(b)
Total Indonesia					27,790,688
Israel — 0.6%
Government of Israel, Senior Bonds	2.875%	3/16/26	2,020,000		2,032,908

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ivory Coast — 0.8%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	1,960,000		$1,798,300	(a)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	1,040,000		984,100	(a)
Total Ivory Coast					2,782,400
Jamaica — 0.6%
Government of Jamaica, Senior Notes	7.625%	7/9/25	750,000		836,250
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,150,000		1,193,125
Total Jamaica					2,029,375
Kazakhstan — 0.9%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	3,320,000		3,258,281	(b)
Kenya — 0.4%
Republic of Kenya, Senior Notes	5.875%	6/24/19	1,290,000		1,260,975	(a)
Lithuania — 1.3%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	3,920,000		4,556,028	(a)(c)
Mexico — 2.8%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,715
United Mexican States, Senior Bonds	8.000%	6/11/20	50,271,100	MXN	2,979,469	(c)
United Mexican States, Senior Bonds	10.000%	12/5/24	3,130,000	MXN	215,088
United Mexican States, Senior Notes	5.125%	1/15/20	100,000		109,950	(c)
United Mexican States, Senior Notes	4.000%	10/2/23	5,460,000		5,705,700	(c)
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		801,970	(c)
Total Mexico					9,816,892
Namibia — 0.3%
Republic of Namibia, Senior Notes	5.250%	10/29/25	1,170,000		1,148,062	(a)
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	560,000		531,406	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	220,000		208,767	(b)
Total Nigeria					740,173
Pakistan — 0.7%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	1,460,000		1,543,220	(a)
Republic of Pakistan, Senior Notes	8.250%	4/15/24	800,000		854,123	(b)
Total Pakistan					2,397,343
Paraguay — 0.5%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	300,000		308,250	(b)
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	1,440,000		1,483,200	(a)
Total Paraguay					1,791,450
Peru — 4.9%
Republic of Peru, Senior Bonds	7.350%	7/21/25	4,300,000		5,681,375	(c)
Republic of Peru, Senior Bonds	8.750%	11/21/33	5,705,000		8,514,712	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Peru — continued
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,620,000		$2,045,250	(c)
Republic of Peru, Senior Bonds	5.625%	11/18/50	757,000		862,980	(c)
Total Peru					17,104,317
Philippines — 1.8%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	1,380,000		1,957,324
Republic of Philippines, Senior Bonds	5.000%	1/13/37	2,340,000		2,950,068
Republic of Philippines, Senior Bonds	3.950%	1/20/40	1,400,000		1,544,542
Total Philippines					6,451,934
Poland — 2.7%
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,382,930	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	4,670,000		5,232,885	(c)
Total Poland					9,615,815
Romania — 0.9%
Republic of Romania, Senior Notes	4.875%	1/22/24	2,490,000		2,714,421	(b)
Republic of Romania, Senior Notes	4.875%	1/22/24	530,000		577,769	(a)
Total Romania					3,292,190
Russia — 5.5%
Russian Federal Bond, Bonds	8.150%	2/3/27	193,620,000	RUB	2,805,897
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	110,000		129,534	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	617,000		1,062,453	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	9,385,215		11,466,434	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000		3,683,393	(a)(c)
Total Russia					19,147,711
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	7/30/24	730,000		675,250	(b)
South Africa — 0.9%
Republic of South Africa, Senior Notes	4.875%	4/14/26	3,290,000		3,236,965
Sri Lanka — 1.3%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	930,000		942,422	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	680,000		679,819	(b)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	1,580,000		1,562,560	(b)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	1,300,000		1,233,716	(b)
Total Sri Lanka					4,418,517
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	290,000		260,903	(a)
Turkey — 6.1%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000		5,645,163	(c)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Notes	6.875%	3/17/36	13,640,000	$15,775,615	(c)
Total Turkey				21,420,778
United Arab Emirates — 1.1%
Abu Dhabi Government International Bond, Senior Notes	3.125%	5/3/26	3,780,000	3,796,386	(a)
Uruguay — 1.0%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	1,950,000	1,823,250
Republic of Uruguay, Senior Notes	4.375%	10/27/27	1,665,485	1,727,941
Total Uruguay				3,551,191
Venezuela — 1.7%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	6,817,000	2,556,375	(b)(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	815,000	348,413	(c)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,400,000	2,616,000	(b)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	933,000	341,711	(b)(c)
Total Venezuela				5,862,499
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	680,000	756,265	(b)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	2,830,000	2,892,679	(a)
Total Vietnam				3,648,944
Zambia — 0.2%
Republic of Zambia, Senior Notes	8.970%	7/30/27	980,000	808,500	(a)
Total Sovereign Bonds (Cost — $234,138,355)				243,533,665
Corporate Bonds & Notes — 53.5%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	500,000	557,910	(c)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	930,000	949,762	(a)
Total Consumer Discretionary				1,507,672
Consumer Staples — 1.3%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	270,000	293,145	(b)
Food Products — 1.2%
ESAL GmbH, Senior Notes	6.250%	2/5/23	900,000	877,500	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	540,000	572,400	(b)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	870,000	871,643	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,250,000	1,258,375	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	520,000	536,640	(a)
Total Food Products				4,116,558
Total Consumer Staples				4,409,703

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 22.0%
Oil, Gas & Consumable Fuels — 22.0%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,000,000	$1,060,226	(b)(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	653,764	697,730	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	850,000	947,750	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,430,000	1,970,973	(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	632,000	645,436	(a)(c)
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	5,110,000	5,416,600	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,379,000	1,532,098	(b)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	920,000	965,557	(b)(c)
Pacific Exploration and Production Corp., Senior Notes	5.625%	1/19/25	3,185,000	501,637	*(a)(c)(d)(e)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	484,000	484,000	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	234,000	234,000	(a)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	4,805,000	4,351,888	(c)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	5,960,000	5,289,500	(c)
Petrobras Global Finance BV, Senior Notes	8.375%	5/23/21	300,000	297,660
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	610,000	408,700
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	610,000	420,900
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	16,615,000	5,492,919	(b)(c)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	3,273,333	2,127,339	(b)(c)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	4,176,000	4,112,942	(c)
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	130,000	144,547
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,464,000	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	866,000	943,161	(a)(c)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	235,000	221,206
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	2,750,000	2,344,375	(c)
Petron Corp., Subordinated Bonds	7.500%	8/6/18	1,000,000	1,067,500	(b)(f)(g)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	3,310,000	3,636,052	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	558,000	612,966	(b)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	2,280,000	2,403,697	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	858,383	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,100,000	1,097,638	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,720,000	1,720,361	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,149,000	2,440,108	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,387,028	(a)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,148,913	(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	187,000	192,741	(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	550,000	584,543	(b)(c)

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	3,170,000	$3,359,090	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,870,000	1,861,585	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	350,000	348,425	(b)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	1,580,000	1,659,000	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	1,740,000	1,824,738	(a)
Total Energy				77,277,912
Financials — 10.2%
Banks — 6.4%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	880,000	864,600	(a)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	880,000	887,040	(a)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	330,000	341,220	(a)(f)
Export Credit Bank of Turkey, Senior Bonds	5.000%	9/23/21	1,200,000	1,204,057	(a)(c)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	200,000	210,808	(a)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	950,000	996,021
ICICI Bank Ltd., Junior Subordinated Bonds	7.250%	10/31/16	1,120,000	1,127,671	(b)(c)(f)(g)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	520,000	536,964
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,880,000	1,872,480	(a)
Russian Agricultural Bank, Senior Notes	7.750%	5/29/18	7,030,000	7,574,403	(b)
Russian Agricultural Bank, Subordinated Notes	6.000%	6/3/21	1,180,000	1,182,037	(b)(f)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	420,000	425,140	(a)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	5,240,000	5,237,773	(a)(c)
Total Banks				22,460,214
Capital Markets — 1.5%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	5,140,000	5,233,445	(a)
Diversified Financial Services — 1.1%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	2,440,000	2,520,520	(a)(c)
ICBCIL Finance Co., Ltd., Senior Notes	3.200%	11/10/20	1,250,000	1,262,653	(b)
Total Diversified Financial Services				3,783,173
Real Estate Management & Development — 1.2%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	820,000	906,253	(b)(c)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	800,000	834,155	(b)(c)
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	800,000	860,030	(b)(c)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	900,000	943,838	(b)(c)
Theta Capital Pte Ltd., Senior Notes	6.125%	11/14/20	900,000	911,388	(b)
Total Real Estate Management & Development				4,455,664
Total Financials				35,932,496

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 2.2%
Building Products — 0.2%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	900,000	$715,500	(a)(c)
Construction & Engineering — 0.2%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	450,000	458,274	(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	959,000	302,085	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	338,400	47,376	(a)
Total Construction & Engineering				807,735
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	300,000	306,750	(a)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,867,128	(a)(c)
Total Industrial Conglomerates				2,173,878
Transportation Infrastructure — 1.2%
CRCC Yupeng Ltd., Senior Bonds	3.950%	8/1/19	1,120,000	1,155,112	(b)(f)(g)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	750,000	788,835	(a)(c)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	2,120,000	2,064,774	(a)
Total Transportation Infrastructure				4,008,721
Total Industrials				7,705,834
Materials — 10.1%
Chemicals — 3.4%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	1,990,000	2,059,650	(a)(c)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	3,750,000	3,790,800	(b)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	977,616	(a)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	1,670,000	1,517,612	(a)(c)
OCP SA, Senior Notes	5.625%	4/25/24	1,650,000	1,733,061	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,870,000	1,813,115	(a)
Total Chemicals				11,891,854
Construction Materials — 1.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	720,000	711,000	(a)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	250,000	246,875	(b)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	890,000	941,264	(a)(c)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	990,000	965,250	(a)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	750,000	581,250	(a)
Votorantim Cimentos SA, Senior Notes	7.250%	4/5/41	1,050,000	950,250	(b)(c)
Total Construction Materials				4,395,889
Containers & Packaging — 0.7%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	2,360,000	2,454,400	(b)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 3.6%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000	$1,250,221	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000	2,055,015	(a)(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	871,908	(a)(c)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,860,000	1,506,600	(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,200,000	1,231,530	(a)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	100,000	105,307
Southern Copper Corp., Senior Notes	6.750%	4/16/40	2,880,000	2,803,654	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	300,000	248,820
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,476,000	1,330,437	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,349,000	1,126,415	(c)
Total Metals & Mining				12,529,907
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	399,258	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	662,479	(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	690,000	704,440	(a)(c)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	1,020,000	1,052,168	(a)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	817,681	(a)(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	640,000	632,000	(a)
Total Paper & Forest Products				4,268,026
Total Materials				35,540,076
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 1.5%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	1,034,384	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	770,000	788,189	(a)(c)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	950,000	949,857	(a)(c)
GTH Finance BV, Senior Notes	7.250%	4/26/23	1,100,000	1,116,500	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	910,000	188,370	(a)(e)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	994,639	(a)
Total Diversified Telecommunication Services				5,071,939
Wireless Telecommunication Services — 1.1%
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	4,000,000	3,974,000	(b)
Total Telecommunication Services				9,045,939
Utilities — 4.7%
Electric Utilities — 2.3%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	780,000	803,400	(a)(c)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	910,000	930,475	(a)(c)
Eskom Holdings SOC Ltd., Senior Notes	5.750%	1/26/21	1,090,000	1,005,525	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,600,000	$2,972,294	(b)(c)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,090,000	2,259,290	(b)
Total Electric Utilities				7,970,984
Gas Utilities — 0.6%
Empresa de Energia de Bogota SA ESP, Senior Notes	6.125%	11/10/21	860,000	892,250	(a)(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,316,990	(a)(c)
Total Gas Utilities				2,209,240
Independent Power and Renewable Electricity Producers — 1.5%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,062,688	(a)(c)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	500,000	522,807	(c)
First Gen Corp., Senior Notes	6.500%	10/9/23	830,000	897,437	(b)
Three Gorges Finance Ltd., Senior Bonds	3.150%	6/2/26	1,760,000	1,763,344
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	980,000	1,034,654	(a)
Total Independent Power and Renewable Electricity Producers				5,280,930
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	996,150	(a)(c)
Total Utilities				16,457,304
Total Corporate Bonds & Notes (Cost — $188,264,511)				187,876,936

			Shares
Common Stocks — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, ADR (Cost — $208,245)			79,931	196,103	*(a)

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	17,250

			Contracts
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $220,581)		1/17/17	9,966,000	51,893
Total Investments before Short-Term Investments (Cost — $423,188,192)				431,675,847

See Notes to Financial Statements.

18	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Shares	Value
Short-Term Investments — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,129,893)	0.239%	1,129,893	$1,129,893
Total Investments — 123.2% (Cost — $424,318,085#)			432,805,740
Liabilities in Excess of Other Assets — (23.2)%			(81,544,012)
Total Net Assets — 100.0%			$351,261,728

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)	The coupon payment on these securities is currently in default as of May 31, 2016.

(e)	Illiquid security (unaudited).

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $426,520,884.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
BRL	— Brazilian Real
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	19

Schedule of investments (cont’d)

May 31, 2016

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country** (unaudited)
Mexico	9.8%
Indonesia	9.3
Brazil	7.7
Russia	7.6
Argentina	6.7
Turkey	6.7
Peru	5.5
Colombia	5.0
China	3.6
Venezuela	3.1
Chile	2.9
Hungary	2.3
Poland	2.2
Kazakhstan	2.0
Philippines	1.9
India	1.5
Dominican Republic	1.3
Ecuador	1.3
South Africa	1.2
Netherlands	1.2
Lithuania	1.0
United Arab Emirates	1.0
Sri Lanka	1.0
Malaysia	1.0
Vietnam	0.8
Uruguay	0.8
Morocco	0.8
Qatar	0.8
Croatia	0.8
Romania	0.8
Costa Rica	0.7
Ghana	0.7
Ivory Coast	0.6
Pakistan	0.6
Israel	0.5
Jamaica	0.5
Paraguay	0.4
Singapore	0.4
Gabon	0.3

See Notes to Financial Statements.

20	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country** (unaudited)
Honduras	0.3%
Armenia	0.3
Kenya	0.3
Hong Kong	0.3
Namibia	0.3
United Kingdom	0.2
Georgia	0.2
Egypt	0.2
Zambia	0.2
Nigeria	0.2
El Salvador	0.2
Guatemala	0.2
Senegal	0.2
South Korea	0.1
Cameroon	0.1
Tunisia	0.1
United States	0.0 ‡
Short-Term Investments	0.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	21

Statement of assets and liabilities

May 31, 2016

Assets:
Investments, at value (Cost — $424,318,085)	$432,805,740
Foreign currency, at value (Cost — $203,599)	202,373
Cash	810,536
Interest receivable	5,754,738
Receivable for securities sold	3,303,544
Unrealized appreciation on forward foreign currency contracts	19,757
Prepaid expenses	14,403
Total Assets	442,911,091

Liabilities:
Loan payable (Note 5)	85,580,000
Payable for securities purchased	5,263,213
Investment management fee payable	312,540
Unrealized depreciation on forward foreign currency contracts	220,514
Interest payable	32,946
Directors’ fees payable	7,205
Accrued expenses	232,945
Total Liabilities	91,649,363
Total Net Assets	$351,261,728

Net Assets:
Par value ($0.001 par value; 28,629,885 shares issued and outstanding; 100,000,000 shares authorized)	$28,630
Paid-in capital in excess of par value	387,969,986
Overdistributed net investment income	(4,932,779)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(40,082,717)
Net unrealized appreciation on investments and foreign currencies	8,278,608
Total Net Assets	$351,261,728

Shares Outstanding	28,629,885

Net Asset Value	$12.27

See Notes to Financial Statements.

22	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Statement of operations

For the Year Ended May 31, 2016

Investment Income:
Interest	$26,497,643
Dividends	42,003
Less: Foreign taxes withheld	(2,730)
Total Investment Income	26,536,916

Expenses:
Investment management fee (Note 2)	3,639,081
Interest expense (Note 5)	654,440
Commitment fees (Note 5)	137,941
Reorganization fees (Note 9)	90,839
Transfer agent fees	87,525
Directors’ fees	82,482
Audit and tax fees	77,520
Fund accounting fees	33,393
Stock exchange listing fees	30,179
Shareholder reports	28,968
Legal fees	20,760
Custody fees	12,946
Insurance	6,512
Miscellaneous expenses	15,982
Total Expenses	4,918,568
Net Investment Income	21,618,348

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(21,763,243)
Futures contracts	(1,563,823)
Written options	30,233
Foreign currency transactions	(68,832)
Net Realized Loss	(23,365,665)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,444,517
Foreign currencies	(241,004)
Change in Net Unrealized Appreciation (Depreciation)	2,203,513
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(21,162,152)
Increase in Net Assets From Operations	$456,196

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	23

Statements of changes in net assets

For the Years Ended May 31,	2016	2015

Operations:
Net investment income	$21,618,348	$22,055,319
Net realized loss	(23,365,665)	(16,112,257)
Change in net unrealized appreciation (depreciation)	2,203,513	(17,042,455)
Increase (Decrease) in Net Assets From Operations	456,196	(11,099,393)

Distributions to Shareholders From (Note 1):
Net investment income	(24,049,103)	(27,055,241)
Decrease in Net Assets From Distributions to Shareholders	(24,049,103)	(27,055,241)
Decrease in Net Assets	(23,592,907)	(38,154,634)

Net Assets:
Beginning of year	374,854,635	413,009,269
End of year*	$351,261,728	$374,854,635
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(4,932,779)	$840,240

See Notes to Financial Statements.

24	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Statement of cash flows

For the Year Ended May 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$456,196
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(154,495,514)
Sales of portfolio securities	126,394,123
Net purchases, sales and maturities of short-term investments	1,731,020
Cash paid for purchased options	(220,581)
Net amortization of premium (accretion of discount)	(1,147,189)
Increase in receivable for securities sold	(3,303,544)
Decrease in interest receivable	797,025
Decrease in prepaid expenses	5,696
Decrease in other assets	3,076
Increase in payable for securities purchased	3,575,276
Decrease in investment management fee payable	(23,543)
Increase in Directors’ fees payable	1,547
Increase in interest payable	14,824
Increase in accrued expenses	74,574
Net realized loss on investments	21,763,243
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(2,183,128)
Net Cash Used in Operating Activities*	(6,556,899)

Cash Flows From Financing Activities:
Distributions paid on common stock	(24,049,103)
Increase in loan payable	27,050,000
Decrease in payable for reverse repurchase agreements	(3,473,438)
Net Cash Used in Financing Activities	(472,541)
Net Decrease in Cash	(7,029,440)
Cash at Beginning of Year	8,042,349
Cash at End of Year	$1,012,909

*	Included in operating expenses is cash of $784,579 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$13.09	$14.43	$14.99	$14.79	$15.04

Income (loss) from operations:
Net investment income	0.76	0.77	0.78	0.82	0.87
Net realized and unrealized gain (loss)	(0.74)	(1.16)	(0.32)	0.40	(0.18)
Total income (loss) from operations	0.02	(0.39)	0.46	1.22	0.69

Less distributions from:
Net investment income	(0.84)	(0.95)	(0.86)	(0.82)	(0.74)
Net realized gains	—	—	(0.16)	(0.20)	(0.20)
Total distributions	(0.84)	(0.95)	(1.02)	(1.02)	(0.94)

Net asset value, end of year	$12.27	$13.09	$14.43	$14.99	$14.79

Market price, end of year	$10.46	$11.23	$13.06	$14.14	$13.80
Total return, based on NAV[2,3]	0.50%	(2.62)%	3.60%	8.22%	4.76%
Total return, based on Market Price[4]	1.13%	(6.92)%	0.19%	9.49%	5.70%

Net assets, end of year (000s)	$351,262	$374,855	$413,009	$429,254	$423,290

Ratios to average net assets:
Gross expenses	1.42%[5]	1.33%	1.26%	1.26%	1.25%
Net expenses	1.42 [5]	1.33	1.26	1.26	1.25
Net investment income	6.25	5.71	5.66	5.26	5.79

Portfolio turnover rate	32%	40%	27%	26%	19%

Supplemental data:
Loan Outstanding, End of Year (000s)	$85,580	$58,530	$43,400	$21,900	—
Asset Coverage Ratio for Loan Outstanding[6]	510%	740%	1,052%	2,060%	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[6]	$5,104	$7,404	$10,516 [7]	$20,601 [7]	—
Weighted Average Loan (000s)[8]	$60,588	$52,360	$33,427	$16,893	—
Weighted Average Interest Rate on Loan[8]	1.08%	0.93%	0.93%	0.95%	—

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.40%.

[6]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[7]	Added to conform to current period presentation.

[8]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	27

Notes to financial statements (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$243,533,665	—	$243,533,665
Corporate bonds & notes	—	187,876,936	—	187,876,936
Common stocks	—	196,103	—	196,103
Warrants	—	17,250	—	17,250
Purchased options	—	51,893	—	51,893
Total long-term investments	—	$431,675,847	—	$431,675,847
Short-term investments†	$1,129,893	—	—	$1,129,893
Total investments	$1,129,893	$431,675,847	—	$432,805,740
Other financial instruments:
Forward foreign currency contracts	—	$19,757	—	$19,757
Total	$1,129,893	$431,695,604	—	$432,825,497

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$220,514	—	$220,514

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	29

Notes to financial statements (cont’d)

during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

30	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	31

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

32	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	33

Notes to financial statements (cont’d)

As of May 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $220,514. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

34	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$90,839	—	$(90,839)
(b)	(3,433,103)	$3,433,103	—

(a)	Reclassifications are due to non-deductible reorganization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	35

Notes to financial statements (cont’d)

3. Investments

During the year ended May 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$154,495,514
Sales	126,394,123

At May 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,320,968
Gross unrealized depreciation	(17,036,112)
Net unrealized appreciation	$6,284,856

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2016 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$3,473,438	(2.18)%	$3,473,438

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest income earned on reverse repurchase agreements totaled $31,463. At May 31, 2016, the Fund had no open reverse repurchase agreements.

At May 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	5,548,000	USD	845,435	JPMorgan Chase & Co.	6/8/16	$(3,110)
USD	839,246	CNY	5,500,000	JPMorgan Chase & Co.	6/8/16	4,208
USD	7,309	CNY	48,000	JPMorgan Chase & Co.	6/8/16	21
INR	230,000,000	USD	3,430,491	Citibank, N.A.	6/13/16	(18,816)
IDR	44,606,374,510	USD	3,360,179	Citibank, N.A.	6/28/16	(110,056)
USD	3,539,991	SGD	4,859,700	Citibank, N.A.	8/15/16	15,528
BRL	18,357,574	USD	5,058,576	JPMorgan Chase & Co.	8/15/16	(88,532)
Total						$(200,757)

Abbreviations used in this table:
BRL	— Brazilian Real
CNY	— Chinese Yuan Renminbi
IDR	— Indonesian Rupiah
INR	— Indian Rupee
SGD	— Singapore Dollar
USD	— United States Dollar

36	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

During the year ended May 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2015	—	—
Options written	3,420,000	$30,233
Options closed	—	—
Options exercised	—	—
Options expired	(3,420,000)	(30,233)
Written options, outstanding as of May 31, 2016	—	—

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$51,893
Forward foreign currency contracts	19,757
Total	$71,650

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$220,514

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	—	$30,233	$30,233
Futures contracts	$(1,563,823)	—	(1,563,823)
Forward foreign currency contracts[1]	—	(34,027)	(34,027)
Total	$(1,563,823)	$(3,794)	$(1,567,617)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	37

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Purchased options[1]	$(168,688)
Forward foreign currency contracts[2]	(261,389)
Total	$(430,077)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$32,312
Written options†	6
Futures contracts (to sell)†	24,453,400
Forward foreign currency contracts (to buy)	9,900,301
Forward foreign currency contracts (to sell)	14,237,326

†	At May 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$51,893	—	$51,893
Forward foreign currency contracts	19,757	—	19,757
Total	$71,650	—	$71,650

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$220,514	—	$220,514

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the loan. The interest on the loan

38	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and require asset coverage ratio in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended May 31, 2016, the Fund incurred a commitment fee in the amount of $137,941. Interest expense related to the loan for the year ended May 31, 2016 was $654,440. At May 31, 2016, the Fund had $85,580,000 of borrowings outstanding per this credit agreement. For the year ended May 31, 2016, based on the number of days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $60,588,306 and the weighted average interest rate was 1.08%.

6. Distributions subsequent to May 31, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/17/2016	6/24/2016	$0.2100

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended May 31, 2016, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$24,049,103	$27,055,241

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	39

Notes to financial statements (cont’d)

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$321,248
Deferred capital losses*	(37,881,130)
Other book/tax temporary differences[a]	(5,252,815)
Unrealized appreciation (depreciation)[b]	6,075,809
Total accumulated earnings (losses) — net	$(36,736,888)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

[a]

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Reorganization

On February 16, 2016, the Fund announced approval by the Fund’s Board of Directors of a proposal to merge the Fund with and into Western Asset Emerging Markets Debt Fund Inc., subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the third quarter of 2016.

If the proposed merger is approved by the stockholders of both Funds, stockholders of the Fund would receive common stock of Western Asset Emerging Markets Debt Fund Inc., based on each Fund’s respective net asset value per share.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update No. 2014-11 (“ASU No. 2014-11“), Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions that are accounted for as secured borrowings.

40	Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Income Fund Inc., including the schedule of investments, as of May 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2016, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 19, 2016

Western Asset Emerging Markets Income Fund Inc. 2016 Annual Report	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

42	Western Asset Emerging Markets Income Fund Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Emerging Markets Income Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Adviser to Chief Executive Officer (since 2016), formerly, Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (2015 to 2016) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2007); formerly, CFO, Press Ganey Associates (health care informatics company) (2012 to 2014); formerly, Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

44	Western Asset Emerging Markets Income Fund Inc.

Interested Director and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	155
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Emerging Markets Income Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Western Asset Emerging Markets Income Fund Inc.

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2018, year 2017 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Income Fund Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Emerging Markets Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Emerging Markets Income Fund Inc.	49

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of Computershare Inc. as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion

50	Western Asset Emerging Markets Income Fund Inc.

of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to

Western Asset Emerging Markets Income Fund Inc.	51

Dividend reinvestment plan (unaudited) (cont’d)

Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose

52	Western Asset Emerging Markets Income Fund Inc.

of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470.

Western Asset Emerging Markets Income Fund Inc.	53

Western Asset

Emerging Markets Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

Computershare Inc.** 211 Quality Circle, Suite 210

College Station, TX 77845-4470

*	Effective August 1, 2015, Ms. Trust became a Director, Chairman, President and Chief Executive Officer.
**	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX011901 7/16 SR16-2822

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2015 and May 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,200 in 2015 and $72,900 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,840 in 2015 and $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset” or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
	Other Registered Investment Companies	108	$172.8 billion	None	None
S. Kenneth Leech‡	Other Pooled Vehicles	274	$86.3 billion	7	$1.5 billion
	Other Accounts	608	$175.6 billion	69	$18.4 billion

	Other Registered Investment Companies	7	$1.8 billion	None	None
Gordon Brown‡	Other Pooled Vehicles	19	$4.1 billion	1	$120 million
	Other Accounts	75	$24.6 billion	8	$4.8 billion

	Other Registered Investment Companies	26	$35.4 billion	None	None
Chia-Liang Lian‡	Other Pooled Vehicles	43	$14.1 billion	1	$120 million
	Other Accounts	153	$30.3 billion	28	$7.5 billion

	Other Registered Investment Companies	6	$1.3 billion	None	None
Kevin J. Ritter‡	Other Pooled Vehicles	9	$1.1 billion	None	None
	Other Accounts	38	$3.0 billion	1	$4 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Gordon S. Brown	A
Chia-Liang Lian	A
Kevin J. Ritter	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION	OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS	AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 22, 2016